UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2014

PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)

Nevada	0-11635	59-2058100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

 On August 7, 2014, PhotoMedex, Inc. (the “Company”) issued a press release announcing that a new independent clinical study demonstrated a substantial reduction in hair regrowth following use of no!no! Hair using proprietary Thermicon™ technology.  PhotoMedex’s consumer products subsidiary Radiancy Inc. manufactures and sells the no!no! product line worldwide.  The study was conducted by the Consumer Product Testing Company, a world leader in contract laboratory testing of consumer medical and healthcare products.  [Note:  If the company paid Consumer Product Testing Company to perform the study, then please disclose this fact.]  The full text of such press release is filed as Exhibit 99.1 to this report.

[Michele:  Disclosure under Item 8.01 is always “filed” and not “furnished.”]

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release dated August 7, 2014 issued by PhotoMedex, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date:	August 7, 2014	By:	/s/ Dolev Rafaeli
Dolev Rafaeli
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 7, 2014 issued by PhotoMedex, Inc.